UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-9098

                       AMERICAN BEACON MASTER TRUST
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        DOUGLAS G. HERRING, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: December 31, 2007

                  Date of reporting period: December 31, 2007


ITEM 1. REPORT TO STOCKHOLDERS.

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                  Annual Report

December 31, 2007

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

ABOUT AMERICAN BEACON ADVISORS

          Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

          Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTENTS

President's Message...............................................        1
Financial Highlights
   Money Market Fund..............................................       17
   U.S. Government Money Market Fund..............................       21
Schedule of Investments
   Money Market Portfolio.........................................       24
   U.S. Government Money Market Portfolio.........................       28
Additional Information............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

                                                               December 31, 2007

American Beacon Funds

(PHOTO OF DOUGLAS G. HERRING)

Fellow Shareholders,

          I am pleased to present to you the American Beacon Money Market Funds Annual Report for the twelve months ended December 31, 2007. Please review the enclosed material carefully, as it includes important information about the Funds.

          Renewed volatility affected the fixed income markets during the second half of the year. The change in the investment environment was led by a crisis in the housing sector, due to several years of lax lending standards, which then spilled over into the financial sector during the summer months. By design, American Beacon's conservative credit review process allowed us to avoid many of the pitfalls of the more toxic asset classes.

          Even with this conservative approach, both the Institutional Class and Cash Management Class of the American Beacon Money Market Fund posted one-year returns of 5.24% and 5.28%, outperforming the Lipper Institutional Money Market Average by 26 basis points (0.26%) and 30 basis points (0.30%), respectively. The American Beacon U.S. Government Money Market Fund - Cash Management Class also outperformed its benchmark, with a one-year total return of 5.13% versus the Lipper Institutional U.S. Government Money Market Average of 4.86%.

          The turmoil in the U.S. credit markets continued after the close of the Funds' fiscal year and is likely to continue over the shorter term. However, we believe the Funds' fundamental investment philosophy, proven credit selection process and lower than average expense ratio will continue to serve the Funds well over the longer term.

          As always, we appreciate the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Money Market Funds.

                                        Sincerely,

                                        /s/ Douglas G. Herring
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

          The year of 2007 began with a slowdown in U.S. growth occurring following Federal Reserve Board ("Fed") credit tightening, rising oil prices, and the beginning of concerns around credit and slowing U.S. consumer spending. Earnings growth remained strong on the back of strong export growth, a declining dollar and share buybacks. A transition in leadership from small, value and domestic to large, growth and multinational became evident as the year began. During the second half of the year, the benign fundamentals of 2003-2006--namely strong global growth, rising profitability levels and falling risk premiums--were replaced by credit stress, pressures on the capital position of the financial system, questions about the sustainability of the business cycle, and rising energy and food prices. Reflecting these woes, market prices moved considerably. U.S. Government bond yields plummeted, the dollar fell faster than in earlier years, credit spreads widened and equities turned volatile. The financials and consumer discretionary sectors experienced drops of one-quarter to one-third. Commodity and industrial related multinational companies performed best.

          In 2007, the Fed moved from an attitude of vigilance about inflation to one of providing liquidity and lowering rates to shore up the functioning of credit markets and fight economic weakness. During the year, the Fed lowered the target federal funds rate by 100 basis points (1.00%), bringing the target rate from 5.25% to 4.25%. In a statement issued following its meeting on December 11, 2007, the Federal Open Market Committee ("FOMC") noted: "Incoming information suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks." The FOMC also stated its opinion that the rate reduction "combined with the [monetary] policy actions taken earlier, should help promote moderate growth over time." In a cautionary note, however, the FOMC indicated that "[r]eadings on core inflation have improved modestly this year, but elevated energy and commodity prices, among other factors, may put upward pressure on inflation. In this context, the Committee judges that some inflation risks remain, and it will continue to monitor inflation developments carefully."

          The most recent data from the U.S. Department of Labor's Bureau of Labor Statistics indicated that the U.S. unemployment rate rose to 5.0% in December after holding steady at 4.7% in each of the previous three months. Non-farm payroll employment posted a small increase of 18,000 for the month, and total employment, at 146.2 million, was down following an increase in November. Job declines in manufacturing and construction largely offset job growth in several service industries.

          The Consumer Price Index ("CPI") increased at a seasonally-adjusted rate of 0.8% in November 2007, according to the Department of Labor, its largest advance since a 1.2% rise in September 2005. The index for energy was up 5.7%, led by a 9.5% rise in petroleum-based energy prices. The index for all items less food and energy increased 0.3% in November, following advances of 0.2% in each of the preceding five months. The overall CPI rose at an unadjusted rate of 2.3% over the previous 12 months.

          The U.S. gross domestic product ("GDP") grew at an annualized rate of 4.9% in the third quarter of 2007 up significantly from the 3.8% annualized growth rate for the second quarter of the year. According to the U.S. Department of Commerce, the increase in real GDP during the quarter resulted from positive contributions from exports, personal consumption expenditures, private inventory investment, nonresidential structures, federal government spending, equipment and software, and state and local government spending. A decrease in residential fixed investment (purchases of private residential structures and residential equipment that landlords rent to tenants) had a negative effect on the GDP. Additionally, there was an increase in imports, which are a subtraction in the calculation of the GDP.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)


          As the economy began to show signs of weakening during the year, the Federal Reserve ("Fed") started its series of easing monetary policy in September. Since then the Fed has reduced the fed funds rate at each Federal Open Market Committee ("FOMC") meeting, resulting in a 4.25% fed funds rate by year end. These were moves of 50 basis points (0.50%) for the September FOMC meeting followed by 25 basis points (0.25%) at each of the remaining two meetings of the year. In response to the events that caused the Fed to ease, the American Beacon Money Market Fund's weighted-average maturity was maintained around 30 days towards the end of the year. The primary strategy of the Fund for the year was to buy variable-rate securities, short-dated commercial paper and overnight investments. The strategies implemented during the year enabled the Fund to outperform its Lipper peer group.

          For the twelve months ended December 31, 2007, the total return of the Cash Management Class of the American Beacon Money Market Fund was 5.28%. The Fund outperformed the Lipper Institutional Money Market Average return of 4.98% by 30 basis points (0.30%). Based on annualized total returns, Lipper Inc. ranked the Cash Management Class of the Fund 41 among 382, 25 among 321 and 19 among 264 Institutional Money Market Funds for the one-year, three-year, and five-year periods ended December 31, 2007, respectively.

                                  (BAR CHART)

                                        ANNUALIZED TOTAL RETURNS
                                            AS OF 12/31/2007
                                      ---------------------------
                                      1 YEAR   5 YEARS   10 YEARS
                                      ------   -------   --------
Cash Mgmt Class(1, 2, 5).........      5.28%    3.17%      3.88%
Institutional Class (1, 3, 5)....      5.24%    3.08%      3.83%
PlanAhead Class (1, 5)...........      4.94%    2.80%      3.54%
BBH Comset Class (1, 4, 5).......      5.28%    3.17%      3.88%

1. Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five and ten-year periods represents the total returns achieved by the Institutional Class from 1/1/98 to 12/1/01, the inception date of the Cash Management Class, and the returns of the Cash Management Class thereafter. Expenses of the Cash Management Class are lower than those of the Institutional Class. Therefore, total returns shown are lower than they would have been had the Cash Management Class been in place since 1/1/98. A portion of the fees charged to the Cash Management Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

3. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than the actual returns shown for periods since 2006.

4. Fund performance represents the total returns achieved by the Institutional Class from 1/1/98 to 12/1/01, the total returns achieved by the Cash Management Class from 12/1/01 up to 4/2/07, the inception date of the BBH Comset Class, and the returns of the BBH Comset Class thereafter. Expenses of the BBH Comset Class are lower than those of the Institutional and Cash Management Classes through 12/31/03. Therefore, total returns shown through 12/31/03 are lower than they would have been had the BBH Comset Class been in place during that period. Expenses of the BBH Comset Class have been the same as those of the Cash Management Class since 1/1/04.

5. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Cash Management, Institutional, PlanAhead and the BBH Comset Class shares was 0.20%, 0.23%, 0.49% and 0.19%, respectively. After expense reimbursement, the net expense ratio set forth in the most recent Fund prospectus for the Cash Management, Institutional and BBH Comset Class shares was 0.15%, 0.18% and 0.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

PORTFOLIO STATISTICS AS OF DECEMBER 31, 2007

                            CASH                                    BBH
                         MANAGEMENT   INSTITUTIONAL   PLANAHEAD    COMSET
                            CLASS         CLASS         CLASS      CLASS
                         ----------   -------------   ---------   -------
7-day Current Yield*        4.78%         4.75%         4.47%      4.78%
7-day Effective Yield*      4.89%         4.86%         4.57%      4.89%
30-day Yield*               4.78%         4.75%         4.47%      4.78%
Weighted Avg. Maturity     26 Days       26 Days       26 Days    26 Days
Moody's Rating               Aaa           N/A           N/A        Aaa
S&P Rating                  AAAm           N/A           N/A        AAAm

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

TOP TEN ISSUERS AS OF DECEMBER 31, 2007

                                     % OF
                                 NET ASSETS**
                                 ------------
General Electric Capital Corp.       5.8%
Royal Bank of Scotland plc           4.8%
Bank of America                      4.5%
Deutsche Bank                        4.5%
Goldman Sachs                        4.5%
Lehman Brothers                      4.5%
Barclays Capital, Inc.               4.5%
Citigroup                            4.5%
Societe Generale NA, Inc.            4.2%
BNP Paribas                          3.4%

**   Percent of net assets of American Beacon Master Money Market Portfolio.

                    ASSET ALLOCATION AS OF DECEMBER 31, 2007

                                       % OF
                                   NET ASSETS**
                                   ------------
Corporate Notes                        30.0%
Bank CDs, TDs and Notes                22.2%
Repurchase Agreements                  19.4%
Commercial Paper                       18.4%
S/T Investments                         9.6%
Liabilities, Net of Other Assets        0.4%

**   Percent of net assets of American Beacon Master Money Market Portfolio.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES

          The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" for the applicable Class to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                              Beginning     Ending
                                               Account     Account     Expenses Paid
                                                Value       Value      During Period*
                                                7/1/07     12/31/07   7/1/07-12/31/07
                                              ---------   ---------   ---------------
CASH MANAGEMENT CLASS
Actual.....................................   $1,000.00   $1,025.92        $0.77
Hypothetical (5% return before expenses)...   $1,000.00   $1,024.45        $0.77

INSTITUTIONAL CLASS
Actual.....................................   $1,000.00   $1,025.75        $0.87
Hypothetical (5% return before expenses)...   $1,000.00   $1,024.35        $0.87

PLANAHEAD CLASS
Actual.....................................   $1,000.00   $1,024.18        $2.50
Hypothetical (5% return before expenses)...   $1,000.00   $1,022.74        $2.50

BBH COMSET CLASS
Actual.....................................   $1,000.00   $1,025.92        $0.77
Hypothetical (5% return before expenses)...   $1,000.00   $1,024.45        $0.77

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.15%, 0.17%, 0.49% and 0.15% for the Cash Management, Institutional, PlanAhead, and BBHComSet Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period .

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

          As the economy began to show signs of weakening during the year, the Federal Reserve ("Fed") started its series of easing monetary policy in September. Since then the Fed has reduced the fed funds rate at each Federal Open Market Committee ("FOMC") meeting, resulting in a 4.25% fed funds rate by year end. These were moves of 50 basis points (0.50%) for the September FOMC meeting followed by 25 basis points (0.25%) at each of the remaining two meetings of the year. In response to the events that caused the Fed to ease, the American Beacon U.S. Government Money Market Fund's weighted-average maturity was maintained around 10 days towards the end of the year. The primary strategy of the Fund for the year was to buy variable-rate securities, short-dated fixed-rate securities and overnight investments. The strategies implemented during the year enabled the Fund to outperform its Lipper peer group.

          For the twelve months ended December 31, 2007, the total return of the Cash Management Class of the American Beacon U.S. Government Money Market Fund was 5.13%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 4.86% by 27 basis points (0.27%). Based on annualized total returns, Lipper Inc. ranked the Cash Management Class of the Fund 8 among 163, 7 among 111 and 7 among 76 Institutional U.S. Government Money Market Funds for the one-year, five-year, and ten-year periods ended December 31, 2007, respectively.

                                   (BAR CHART)

                                      ANNUALIZED TOTAL RETURNS
                                          AS OF 12/31/2007
                                    ---------------------------
                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
Cash Management Class (1, 2, 4)..    5.13%    3.08%      3.79%
PlanAhead Class (1, 3, 4)........    4.65%    2.65%      3.39%

1 Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Prior to December 1, 2001, the Cash Management Class of the Fund was known as the Institutional Class. A portion of the fees charged to the Cash Management Class of the Fund has been waived since 2002. Performance prior to waiving fees was lower than actual returns shown for periods since 2002.

3 A portion of the fees charged to the PlanAhead Class of the Fund has been waived since 2003. Performance prior to waiving fees was lower than the actual returns shown for periods since 2003.

4 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Cash Management and the PlanAhead Class shares was 0.64% and 1.02%, respectively. After expense reimbursement, the net expense ratio set forth in the most recent Fund prospectus for the Cash Management and PlanAhead shares was 0.15% and 0.63%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

                  PORTFOLIO STATISTICS AS OF DECEMBER 31, 2007

                         CASH MANAGEMENT CLASS   PLANAHEAD CLASS
                         ---------------------   ---------------
7-day Current Yield*             4.43%                4.06%
7-day Effective Yield*           4.53%                4.14%
30-day Yield*                    4.41%                4.03%
Weighted Avg. Maturity          11 Days              11 Days
Moody's Rating                    Aaa                  N/A
S&P Rating                       AAAm                  N/A

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

ASSET ALLOCATION AS OF DECEMBER 31, 2007

                            % OF
                        NET ASSETS**
                        ------------
Repurchase Agreements       81.0%
Government Securities       18.9%
Net Other Assets             0.1%

** Percent of net assets of the American Beacon Master U.S. Government Money Market Portfolio.

FUND EXPENSE EXAMPLE

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES

          The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" for the applicable Class to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                              Beginning     Ending
                                               Account     Account     Expenses Paid
                                                Value       Value      During Period*
                                                7/1/07     12/31/07   7/1/07-12/31/07
                                              ---------   ---------   ---------------
CASH MANAGEMENT CLASS
Actual.....................................   $1,000.00   $1,024.73        $0.77
Hypothetical (5% return before expenses)...   $1,000.00   $1,024.45        $0.77
PLANAHEAD CLASS
Actual.....................................   $1,000.00   $1,022.51        $2.96
Hypothetical (5% return before expenses)...   $1,000.00   $1,022.28        $2.96

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.15% and 0.58% for the Cash Management and PlanAhead Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds, comprised of the American Beacon Money Market Fund and the American Beacon U.S. Government Money Market Fund (collectively, the "Funds") as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Dallas, Texas
February 27, 2008

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                     U.S. GOVERNMENT
                                                                     MONEY MARKET      MONEY MARKET
                                                                    --------------   ---------------
ASSETS:
   Investment in Portfolio, at value ............................   $    2,345,276     $    18,103
   Receivable for fund shares sold ..............................               53              --
   Receivable from Manager for expense reimbursement (Note 2) ...              117               2
   Prepaid expenses .............................................               23              19
                                                                    --------------     -----------
      TOTAL ASSETS ..............................................        2,345,469          18,124
                                                                    --------------     -----------
LIABILITIES:
   Payable for fund shares redeemed .............................                7              --
   Dividends payable ............................................            6,458              39
   Administrative service and service fees payable (Note 2) .....              172               1
   Other liabilities ............................................               56              23
                                                                    --------------     -----------
      TOTAL LIABILITIES .........................................            6,693              63
                                                                    --------------     -----------
   NET ASSETS ...................................................   $    2,338,776     $    18,061
                                                                    ==============     ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital ..............................................        2,338,776          18,061
                                                                    --------------     -----------
NET ASSETS ......................................................   $    2,338,776     $    18,061
                                                                    ==============     ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Cash Management Class ........................................      349,248,723      16,432,346
                                                                    ==============     ===========
   Institutional Class ..........................................      450,661,969             N/A
                                                                    ==============     ===========
   PlanAhead Class ..............................................      112,278,266       1,628,248
                                                                    ==============     ===========
   BBH ComSet Class .............................................    1,426,587,073             N/A
                                                                    ==============     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Cash Management Class ........................................   $         1.00     $      1.00
                                                                    ==============     ===========
   Institutional Class ..........................................   $         1.00             N/A
                                                                    ==============     ===========
   PlanAhead Class ..............................................   $         1.00     $      1.00
                                                                    ==============     ===========
   BBH ComSet Class .............................................   $         1.00             N/A
                                                                    ==============     ===========

                             See accompanying notes
 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007 (IN THOUSANDS)

                                                                                     U.S. GOVERNMENT
                                                                     MONEY MARKET      MONEY MARKET
                                                                    --------------   ---------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
   Interest income ..............................................      $91,208            $ 533
   Portfolio expenses ...........................................       (1,839)             (12)
                                                                       -------            -----
      NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO ............       89,369              521
                                                                       -------            -----
FUND EXPENSES:
   Administrative service fees (Note 2):
      Cash Management Class .....................................          442                5
      Institutional Class .......................................          264               --
      PlanAhead Class ...........................................          128                2
      Platinum Class (Note 1) ...................................           80               10
      BBH ComSet Class ..........................................          552               --
   Transfer agent fees:
      Cash Management Class .....................................           51                1
      Institutional Class .......................................           18               --
      PlanAhead Class ...........................................           13                4
      Platinum Class (Note 1) ...................................           --                1
      BBH ComSet Class ..........................................            5               --
   Professional fees ............................................           29               14
   Registration fees and expenses ...............................          114               29
   Service fees - PlanAhead Class (Note 2) ......................          319                5
   Distribution fees - Platinum Class (Note 1) ..................           31                4
   Prospectus and shareholder reports ...........................           41               --
   Other expenses ...............................................           22                5
                                                                       -------            -----
      TOTAL FUND EXPENSES .......................................        2,109               80
                                                                       -------            -----
Less waiver and reimbursement of expenses (Note 2) ..............         (776)             (53)
                                                                       -------            -----
      NET FUND EXPENSES .........................................        1,333               27
                                                                       -------            -----
NET INVESTMENT INCOME ...........................................       88,036              494
                                                                       -------            -----
REALIZED GAIN ALLOCATED FROM PORTFOLIO:
   Net realized gain on investments .............................           10               --
                                                                       -------            -----
      NET GAIN ON INVESTMENTS ...................................           10               --
                                                                       -------            -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............      $88,046            $ 494
                                                                       -------            -----

                             See accompanying notes
 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
DECEMBER 31, 2007 (IN THOUSANDS)

                                                              MONEY MARKET          U.S. GOVERNMENT MONEY MARKET
                                                         Year Ended December 31,       Year Ended December 31,
                                                       --------------------------   ----------------------------
                                                           2007           2006            2007       2006
                                                       ------------   -----------      ---------   --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...........................   $     88,036   $    36,739      $     494   $    607
   Net realized gain (loss) on investments .........             10             1             --         --
                                                       ------------   -----------      ---------   --------
      NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS ................................         88,046        36,740            494        607
                                                       ------------   -----------      ---------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Cash Management Class ........................        (32,696)      (21,235)          (334)      (304)
      Institutional Class ..........................        (13,567)       (4,754)            --         --
      PlanAhead Class ..............................         (6,183)       (9,290)           (94)      (114)
      Platinum Class (Note 1) ......................           (543)       (1,460)           (66)      (189)
      BBH ComSet Class .............................        (35,047)           --             --         --
   Net realized gain on investments:
      Cash Management Class ........................             (6)           --             --         --
      Institutional Class ..........................             (3)           --             --         --
      PlanAhead Class ..............................             (1)           (1)            --         --
      Platinum Class (Note 1) ......................             --            --             --         --
      BBH ComSet Class .............................             --            --             --         --
                                                       ------------   -----------      ---------   --------
         DISTRIBUTIONS TO SHAREHOLDERS .............        (88,046)      (36,740)          (494)      (607)
                                                       ------------   -----------      ---------   --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...................     11,962,330     5,755,911        145,717     39,131
   Reinvestment of dividends and distributions .....         44,661        32,640            157        225
   Cost of shares redeemed .........................    (10,878,697)   (5,091,891)      (137,451)   (58,084)
                                                       ------------   -----------      ---------   --------
      NET INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS ................      1,128,294       696,660          8,423    (18,728)
                                                       ------------   -----------      ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS ..............      1,128,294       696,660          8,423    (18,728)
                                                       ------------   -----------      ---------   --------
NET ASSETS:
   Beginning of period .............................      1,210,482       513,822          9,638     28,366
                                                       ------------   -----------      ---------   --------
   END OF PERIOD ...................................   $  2,338,776   $ 1,210,482      $  18,061   $  9,638
                                                       ============   ===========      =========   ========

                             See accompanying notes
 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, no-load, open-end management investment company with separate series. The following series are included in this report:
American Beacon Money Market and American Beacon U.S. Government Money Market Funds (each a "Fund" and collectively, the "Funds").

          The BBH Comset Class of the Money Market Fund commenced operations on April 2, 2007. The Platinum Class of the Funds was fully liquidated effective May 31, 2007.

          Each Fund invests all of its investable assets in the corresponding portfolio of the American Beacon Master Trust, an open-end diversified management investment company, as follows:

AMERICAN BEACON:                   (ARROW)  invests assets in  (ARROW)  AMERICAN BEACON MASTER TRUST:
----------------                                                        -----------------------------
Money Market Fund                                                       Money Market Portfolio
U.S. Government Money Market Fund                                       U.S. Government Money Market Portfolio

          Each Fund has the same investment objectives as its corresponding American Beacon Master Trust Portfolio. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (17.8% and 1.3% at December 31, 2007 of the American Beacon Master Trust Money Market and U.S. Government Money Market Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

          American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

          The following is a summary of the significant accounting policies followed by the Funds.

Class Disclosure

          Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                                           OFFERED TO:                               SERVICE AND DISTRIBUTION FEES:
------                  --------------------------------------------------------------   ----------------------------------
CASH MANAGEMENT CLASS   Investors making an initial investment of $10 million for        Administrative Service Fee - 0.07%
                        Money Market and $2 million for U.S. Government Money Market, or investors investing through an intermediary

INSTITUTIONAL CLASS     Investors making an initial investment of $2 million             Administrative Service Fee - 0.10%

PLANAHEAD CLASS         General public and investors investing through an intermediary   Administrative Service Fee - 0.10%
                                                                                         Service Fee - 0.25%

BBH COMSET              Investors making an initial investment of at least $10 million   Administrative Service Fee - 0.08%
                        in BBH ComSet (SM) who meet the eligibility requirements
                        established by Brown Brothers Harriman & Co.

Valuation of Investments

          The Funds record their investment in the Portfolios at fair value. Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Investment Income and Dividends to Shareholders

          Each Fund records its share of net investment income (loss) and realized gain (loss) in the Portfolio each day. All net investment income (loss) and realized gain (loss) of each Portfolio are allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. The Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

          Dividends to shareholders are determined in accordance with federal income tax principles that may treat certain transactions differently than U.S. generally accepted accounting principles.

Allocation of Income, Expenses, Gains and Losses

          Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Administrative Services Agreement

          As compensation for providing administrative services to the Funds, the Manager receives an annualized fee of 0.10% of the average daily net assets of each of the Institutional and PlanAhead Classes of the Funds, 0.08% of the average daily net assets of the BBH Class of the Money Market Fund and 0.07% of the Cash Management Class of the Funds.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Distribution Plan

          The Trust has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the fees received by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

Service Agreement

          The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

Reimbursement and Waiver of Expenses

          The Manager contractually agreed to reimburse the following Funds for distribution and other expenses through February 29, 2008 to the extent total annual fund operating expenses exceed the following amounts:

FUND                                                CLASS        EXPENSE CAP    AMOUNT
----                                                -----        -----------   --------
Money Market Fund...........................   Institutional        0.18%**    $ 97,463
Money Market Fund...........................   Cash Management      0.15%       253,808
U.S. Government Money Market Fund...........   Cash Management      0.15%*        5,778
U.S. Government Money Market Fund...........   PlanAhead            0.65%         1,799

*    Prior to March 1, 2007, the expense cap was 0.19%.

** Prior to March 1, 2007, fees were voluntarily waived by the Manager to arrive at expense cap.

          The Manager voluntarily agreed to reimburse the BBH ComSet Class of the Money Market Fund for other expenses through February 29, 2008 to the extent total annual fund operating expenses exceeded 0.15%. The Manager reimbursed expenses totaling $417,784 to the BBH ComSet Class of the Money Market Fund during the year ended December 31, 2007.

Expense Reimbursement Plan

          The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek recoupment of fees waived or expenses reimbursed for a period of up to three years. However, recoupment will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow recoupment without causing its expense ratio to exceed the previously agreed upon expense limit. The table below excludes amounts previously reimbursed to the Platinum Classes of the Funds. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:

                                                              U.S. GOVERNMENT
YEAR                                           MONEY MARKET     MONEY MARKET
----                                           ------------   ---------------
2008........................................      293,487          54,846
2009........................................      260,591          65,678
2010........................................      769,055           7,577

          The Funds have not recorded a liability for this potential reimbursement due to the current assessment that a reimbursement is unlikely.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

3. FEDERAL INCOME TAXES

          It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          The Funds adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48"), on January 1, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid for the years ended December 31, 2007 and December 31, 2006 were as follows (in thousands):

                                                        MONEY MARKET         U.S. GOVERNMENT MONEY MARKET
                                               ---------------------------   ---------------------------
                                                YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                   2007           2006            2007           2006
                                               ------------   ------------    ------------   ------------
DISTRIBUTIONS PAID FROM ORDINARY INCOME:*
   Cash Management Class....................      $32,702        $21,235          $334           $304
   Institutional Class......................       13,570          4,754            --             --
   PlanAhead Class..........................        6,184          9,291            94            114
   Platinum Class...........................          543          1,460            66            189
   BBH ComSet Class.........................       35,047             --            --             --
                                                  -------        -------          ----           ----
TOTAL DISTRIBUTIONS PAID....................      $88,046        $36,740          $494           $607
                                                  =======        =======          ====           ====

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

          As of December 31, 2007, the components of distributable earnings on a tax basis were the same as book. The cost basis of investments for federal income tax purposes was also the same as the book basis.

          The Funds do not have capital loss carry forwards as of December 31, 2007.

4. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each class of the Funds (in thousands). Each share is valued at $1.00:

Year Ended December 31, 2007

                                                   Cash
                                                Management   Institutional   PlanAhead   Platinum
                                                   Class         Class         Class       Class
                                                ----------   -------------   ---------   --------
Money Market Fund
Shares sold .................................    4,891,367     1,043,210      631,312     14,014
Reinvestment of dividends ...................       28,101        12,166        3,889        502
Share redeemed ..............................   (5,072,125)   (1,109,117)    (693,440)   (48,172)
                                                ----------    ----------     --------    -------
Net (decrease) in shares outstanding ........     (152,657)      (53,741)     (58,239)   (33,656)
                                                ==========    ==========     ========    =======

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

                                                     BBH ComSet Class
                                                     ----------------
Money Market Fund
Shares sold ......................................       5,382,427
Reinvestment of dividends ........................               3
Shares redeemed ..................................      (3,955,843)
                                                        ----------
Net increase in shares outstanding ...............       1,426,587
                                                        ==========

                                                         Cash
                                                     Management   PlanAhead   Platinum
                                                        Class       Class       Class
                                                     ----------   ---------   --------
U.S. Government Money Market Fund
Shares sold ......................................     132,887      8,531       4,299
Reinvestment of dividends ........................          81         14          62
Shares redeemed ..................................    (120,104)    (8,974)     (8,373)
                                                     ----------    --------    -------
Net increase (decrease) in shares outstanding ....      12,864       (429)     (4,012)
                                                     ==========    ========    =======

Year Ended December 31, 2006

                                                        Cash
                                                     Management   Institutional   PlanAhead   Platinum
                                                        Class         Class         Class       Class
                                                     ----------   -------------   ---------   --------
Money Market Fund
Shares sold ......................................    3,868,924     1,325,652      515,550     45,785
Reinvestment of dividends ........................       19,760         3,586        7,834      1,460
Shares redeemed ..................................   (3,586,788)     (861,256)    (589,770)   (54,077)
                                                     ----------     ---------     --------    -------
Net increase (decrease) in shares outstanding ....      301,896       467,982      (66,386)    (6,832)
                                                     ==========     =========     ========    =======

                                                        Cash
                                                     Management   PlanAhead   Platinum
                                                        Class       Class       Class
                                                     ----------   ---------   --------
U.S. Government Money Market Fund
Shares sold ......................................     20,647       8,290      10,194
Reinvestment of dividends ........................          0          36         189
Shares redeemed ..................................    (39,597)     (8,201)    (10,286)
                                                      -------      ------     -------
Net increase (decrease) in shares outstanding ....    (18,950)        125          97
                                                      =======      ======     =======

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                Cash Management Class
                                                                               Year Ended December 31,
                                                                ----------------------------------------------------
                                                                  2007       2006       2005       2004       2003
                                                                --------   --------   --------   --------   --------
Net asset value, beginning of period ........................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(A) .................................       0.05       0.05       0.03       0.01       0.01
   Net realized gain on investments(B) ......................         --         --         --         --         --
                                                                --------   --------   --------   --------   --------
Total income from investment operations .....................       0.05       0.05       0.03       0.01       0.01
                                                                --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income .....................      (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
   Distributions from net realized gains on investments(B) ..         --         --         --         --         --
                                                                --------   --------   --------   --------   --------
Total distributions .........................................      (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
                                                                --------   --------   --------   --------   --------
Net asset value, end of period ..............................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                ========   ========   ========   ========   ========
Total return ................................................       5.28%      5.05%      3.19%      1.30%      1.08%
                                                                ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $349,249   $501,905   $200,010   $434,587   $117,395
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................       0.15%      0.15%      0.15%      0.15%      0.16%
      Expenses, before waivers ..............................       0.19%      0.20%      0.23%      0.23%      0.24%
      Net investment income, net of waivers .................       5.18%      5.04%      3.08%      1.34%      1.03%
      Net investment income, before waivers .................       5.14%      4.99%      3.00%      1.26%      0.95%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                Institutional Class
                                                                              Year Ended December 31,
                                                                --------------------------------------------------
                                                                  2007       2006       2005      2004      2003
                                                                --------   --------   -------   -------   --------
Net asset value, beginning of period ........................   $   1.00   $   1.00   $  1.00   $  1.00   $   1.00
                                                                --------   --------   -------   -------   --------
Income from investment operations:
   Net investment income(A) .................................       0.05       0.05      0.03      0.01       0.01
   Net realized gain on investments(B) ......................         --         --        --        --         --
                                                                --------   --------   -------   -------   --------
Total income from investment operations .....................       0.05       0.05      0.03      0.01       0.01
                                                                --------   --------   -------   -------   --------
Less distributions:
   Dividends from net investment income .....................      (0.05)     (0.05)    (0.03)    (0.01)     (0.01)
   Distributions from net realized gains on investments(B) ..         --         --        --        --         --
                                                                --------   --------   -------   -------   --------
Total distributions .........................................      (0.05)     (0.05)    (0.03)    (0.01)     (0.01)
                                                                --------   --------   -------   -------   --------
Net asset value, end of period ..............................   $   1.00   $   1.00   $  1.00   $  1.00   $   1.00
                                                                ========   ========   =======   =======   ========
Total return ................................................       5.24%      4.99%     3.06%     1.20%      0.97%
                                                                ========   ========   =======   =======   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $450,662   $504,403   $36,421   $34,146   $159,092
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................       0.18%      0.19%     0.28%     0.24%      0.27%
      Expenses, before waivers ..............................       0.22%      0.23%     0.28%     0.24%      0.27%
      Net investment income, net of waivers .................       5.13%      5.06%     3.07%     1.05%      1.00%
      Net investment income, before waivers .................       5.10%      5.02%     3.07%     1.05%      1.00%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                   PlanAhead Class
                                                                               Year Ended December 31,
                                                                ----------------------------------------------------
                                                                  2007       2006       2005       2004       2003
                                                                --------   --------   --------   --------   --------
Net asset value, beginning of period ........................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(A) .................................      0 .05      0 .05      0 .03      0 .01      0 .01
   Net realized gain on investments(B) ......................         --         --         --         --         --
                                                                --------   --------   --------   --------   --------
Total income from investment operations .....................       0.05       0.05       0.03       0.01       0.01
                                                                --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income .....................      (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
   Distributions from net realized gains on investments(B) ..         --         --         --         --         --
                                                                --------   --------   --------   --------   --------
Total distributions .........................................      (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
                                                                --------   --------   --------   --------   --------
Net asset value, end of period ..............................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                ========   ========   ========   ========   ========
Total return ................................................       4.94%      4.69%      2.82%      0.93%      0.70%
                                                                ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $112,278   $170,518   $236,903   $132,438   $126,972
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................       0.47%      0.49%      0.51%      0.51%      0.54%
      Expenses, before waivers ..............................       0.47%      0.49%      0.51%      0.51%      0.54%
      Net investment income, net of waivers .................       4.85%      4.59%      2.83%      0.94%      0.71%
      Net investment income, before waivers .................       4.84%      4.59%      2.83%      0.94%      0.71%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                     BBH
                                                                ComSet Class
                                                                 April 2 to
                                                                  December
                                                                  31, 2007
                                                                ------------
Net asset value, beginning of period ........................    $     1.00
                                                                 ----------
Income from investment operations:
   Net investment income(A) .................................         0 .04
   Net realized gain on investments(B) ......................            --
                                                                 ----------
Total income from investment operations .....................          0.04
                                                                 ----------
Less distributions:
   Dividends from net investment income .....................         (0.04)
   Distributions from net realized gains on investments(B) ..            --
                                                                 ----------
Total distributions .........................................         (0.04)
                                                                 ----------
Net asset value, end of period ..............................    $     1.00
                                                                 ==========
Total return ................................................          3.92%(C)
                                                                 ==========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................    $1,426,587
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................          0.15%
      Expenses, before waivers ..............................          0.21%
      Net investment income, net of waivers .................          5.10%
      Net investment income, before waivers .................          5.03%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

(C)  Not annualized.

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                             Cash Management Class
                                                                            Year Ended December 31,
                                                                ----------------------------------------------
                                                                  2007     2006      2005      2004      2003
                                                                -------   ------   -------   -------   -------
Net asset value, beginning of period ........................   $  1.00   $ 1.00   $  1.00   $  1.00   $  1.00
                                                                -------   ------   -------   -------   -------
Income from investment operations:
   Net investment income(A) .................................      0.05     0.05      0.03      0.01      0.01
   Net realized gain on investments(B) ......................        --       --        --        --        --
                                                                -------   ------   -------   -------   -------
Total income from investment operations .....................      0.05     0.05      0.03      0.01      0.01
                                                                -------   ------   -------   -------   -------
Less distributions:
   Dividends from net investment income .....................     (0.05)   (0.05)    (0.03)    (0.01)    (0.01)
   Distributions from net realized gains on investments(B) ..        --       --        --        --        --
                                                                -------   ------   -------   -------   -------
Total distributions .........................................     (0.05)   (0.05)    (0.03)    (0.01)    (0.01)
                                                                -------   ------   -------   -------   -------
Net asset value, end of period ..............................   $  1.00   $ 1.00   $  1.00   $  1.00   $  1.00
                                                                =======   ======   =======   =======   =======
Total return ................................................      5.13%    4.97%     3.12%     1.22%     1.04%
                                                                =======   ======   =======   =======   =======
   Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $16,433   $3,568   $22,518   $28,591   $22,060
      Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................      0.15%    0.19%     0.19%     0.19%     0.19%
      Expenses, before waivers ..............................      0.60%    0.64%     0.38%     0.29%     0.37%
      Net investment income, net of waivers .................      4.87%    4.60%     2.99%     1.21%     1.04%
      Net investment income, before waivers .................      4.42%    4.16%     2.80%     1.11%     0.86%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon U.S. Government Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                            PlanAhead Class
                                                                        Year Ended December 31,
                                                             ---------------------------------------------
                                                              2007     2006     2005     2004        2003
                                                             ------   ------   ------   ------     -------
Net asset value, beginning of period .....................   $ 1.00   $ 1.00   $ 1.00   $ 1.00     $  1.00
                                                             ------   ------   ------   ------     -------
   Income from investment operations:
   Net investment income(A) ..............................     0.05     0.04     0.03     0.00(B)    0 .01
Net realized gain on investments(B) ......................       --       --       --       --          --
                                                             ------   ------   ------   ------     -------
Total income from investment operations ..................     0.05     0.04     0.03       --        0.01
                                                             ------   ------   ------   ------     -------
   Less distributions:
   Dividends from net investment income ..................    (0.05)   (0.04)   (0.03)    0.00(B)    (0.01)
Distributions from net realized gains on investments(B) ..       --       --       --       --          --
                                                             ------   ------   ------   ------     -------
Total distributions ......................................    (0.05)   (0.04)   (0.03)      --       (0.01)
                                                             ------   ------   ------   ------     -------
Net asset value, end of period ...........................   $ 1.00   $ 1.00   $ 1.00   $ 1.00     $  1.00
                                                             ======   ======   ======   ======     =======
Total return .............................................     4.65%    4.51%    2.71%    0.85%       0.61%
                                                             ======   ======   ======   ======     =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..............   $1,628   $2,058   $1,933   $5,370     $26,785
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ...........................     0.61%    0.63%    0.58%    0.56%       0.58%
      Expenses, before waivers ...........................     1.20%    1.02%    0.61%    0.57%       0.62%
      Net investment income, net of waivers ..............     4.56%    4.39%    2.47%    0.68%       0.72%
      Net investment income, before waivers ..............     3.97%    4.00%    2.44%    0.67%       0.68%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon U.S. Government Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MASTER TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Master Trust:

We have audited the accompanying statements of assets and liabilities of American Beacon Master Trust, comprised of the American Beacon Money Market Portfolio and the American Beacon U.S. Government Money Market Portfolio (collectively, the "Portfolios"), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Master Trust as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Dallas, Texas
February 27, 2008

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                       PAR
                                                                     AMOUNT         VALUE
                                                                  ------------   -----------
                                                                    (DOLLARS IN THOUSANDS)
MEDIUM-TERM NOTES - 26.60%
   ABN Amro Bank NV, 5.259%, Due 4/18/2008 ++# ................   $    132,050   $   132,081
   American Honda Finance Corp.,
      5.171%, Due 1/23/2008 ++# ...............................         40,000        40,001
      5.075%, Due 2/22/2008 ++# ...............................         33,200        33,204
      4.866%, Due 5/9/2008 ++# ................................         15,000        15,000
   ASIF Global Financing XXI, 5.408%, Due 3/14/2008 ++ # ......         32,650        32,674
   ASIF Global Financing XXXII, 5.08%, Due 2/25/2008 ++ # .....        206,600       206,626
   Bank of America Corp., 5.308%, Due 5/5/2008 ++ .............         32,000        32,050
   Bank of New York Mellon Corp., 4.966%, Due 6/16/2008 ++ ....         17,645        17,645
   Bank of Scotland plc, 5.214%, Due 7/17/2008 ++ # ...........        125,800       125,818
   Berkshire Hathaway Finance Corp.,
      5.299%, Due 1/11/2008 ++ ................................        131,885       131,888
      4.938%, Due 5/16/2008 ++ ................................         23,750        23,760
   Citigroup, Inc., 4.944%, Due 5/2/2008 ++ ...................        199,700       199,755
   Commonwealth Bank of Australia, 4.96%, Due 1/31/2008 ++ # ..        175,000       175,005
   Credit Suisse USA, Inc., 5.234%, Due 6/2/2008 ++ ...........         27,303        27,319
   General Electric Capital Corp.,
      5.29%, Due 1/3/2008 ++ ..................................        211,500       211,501
      5.293%, Due 1/15/2008 ++ ................................        324,455       324,466
      5.171%, Due 3/4/2008 ++ .................................         40,886        40,891
      5.303%, Due 4/15/2008 ++ ................................         65,000        65,018
      4.955%, Due 5/19/2008 ++ ................................         20,000        20,007
   HSBC Finance Corp., 4.982%, Due 5/21/2008 ++ ...............        162,770       162,784
   JPMorgan Chase & Co., 5.154%, Due 1/25/2008 ++ .............        295,000       295,016
   Merrill Lynch & Co., Inc.,
      4.90%, Due 2/14/2008 ++ .................................         61,300        61,305
      5.091%, Due 6/16/2008 ++ ................................         93,350        93,404
   Morgan Stanley, 5.334%, Due 1/18/2008 ++ ...................         68,900        68,905
   Royal Bank of Scotland plc,
      5.259%, Due 4/11/2008 ++# ...............................        435,500       435,549
      5.19%, Due 4/21/2008 ++ # ...............................         50,000        50,006
      4.942%, Due 8/20/2008 ++ # ..............................        150,000       150,000
   Toyota Motor Credit Corp.,
      5.233%, Due 4/15/2008 ++ ................................        100,000       100,008
      4.961%, Due 6/17/2008 ++ ................................         24,000        24,002
      5.213%, Due 7/7/2008 ++ .................................         60,500        60,504
   Wells Fargo & Co., 5.108%, Due 8/20/2008 ++ ................        150,000       150,000
                                                                                 -----------
   TOTAL MEDIUM-TERM NOTES ....................................                    3,506,192
                                                                                 -----------
PROMISSORY NOTES - 3.41%
   Goldman Sachs Group, Inc., 4.889%, Due 5/9/2008 ++ .........        450,000       450,000
                                                                                 -----------
CERTIFICATES OF DEPOSIT AND BANK NOTES - 19.14%
   Bank of America, NA, 5.084%, Due 7/25/2008 ++ ..............         18,300        18,303

                             See accompanying notes

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                       PAR
                                                                     AMOUNT         VALUE
                                                                  ------------   -----------
                                                                    (DOLLARS IN THOUSANDS)
   Bank of Scotland N.Y., 5.05%, Due 3/14/2008 ................   $    155,600   $   155,638
   BNP Paribas N.Y.,
      5.00%, Due 3/13/2008 ....................................        200,000       200,000
      5.11%, Due 3/13/2008 ....................................         50,000        50,011
      5.00%, Due 3/17/2008 ....................................        100,000       100,000
      4.93%, Due 3/27/2008 ....................................        100,000       100,000
   Credit Suisse N.Y., 5.00%, Due 2/26/2008 ++ ................        250,000       250,000
   Deutsche Bank N.Y., 4.941%, Due 6/19/2008 ++ ...............        280,000       280,040
   HSBC Bank USA, 5.061%, Due 7/28/2008 ++ ....................         71,000        71,033
   M&I Marshall & Ilsley Bank, 4.839%, Due 2/15/2008 ++ .......        196,500       196,501
   Nordea Bank Finland N.Y., 4.991%, Due 5/28/2008 ++ .........         21,600        21,596
   Royal Bank of Canada N.Y., 4.896%, Due 3/20/2008 ++ ........         10,000        10,000
   Societe Generale N.Y.,
      5.00%, Due 3/7/2008 .....................................        250,000       250,000
      4.68%, Due 3/28/2008 ....................................        200,000       200,000
   Suntrust Bank, 5.309%, Due 4/2/2008 ++ .....................         53,020        53,035
   Toronto Dominion Bank N.Y., 4.66%, Due 3/28/2008 ...........        250,000       249,999
   US Bank, NA, 5.20%, Due 1/3/2008 ++ ........................        221,500       221,500
   Wachovia Bank, NA, 4.976%, Due 6/20/2008 ++ ................         50,000        50,020
   Westpac Bank N.Y., 5.203%, Due 1/15/2008 ++ ................         46,000        46,000
                                                                                 -----------
   TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES ...............                    2,523,676
                                                                                 -----------
COMMERCIAL PAPER - 18.39%
   Ciesco LLC, 4.92%, Due 1/28/2008 # .........................        225,000       224,170
   Danske Corp., 4.64%, Due 1/31/2008 # .......................        100,000        99,613
   Edison Asset Securitization LLC, 4.84%, Due 2/20/2008 # ....        150,000       148,992
   General Electric Capital Corp., 4.83%, Due 2/15/2008 .......        100,000        99,396
   GOVCO, Inc.,
      4.73%, Due 1/22/2008 # ..................................        100,000        99,724
      4.73%, Due 1/23/2008 # ..................................        150,000       149,566
   ING US Funding LLC,
      4.64%, Due 1/23/2008 ....................................         11,950        11,916
      4.89%, Due 1/25/2008 ....................................         35,000        34,886
      4.83%, Due 1/28/2008 ....................................        150,000       149,455
   Jupiter Securitization, LLC,
      5.80%, Due 1/18/2008 # ..................................         55,000        54,849
      5.20%, Due 1/22/2008 # ..................................        119,615       119,252
   Kitty Hawk Funding Corp.,
      4.84%, Due 1/18/2008 # ..................................         24,258        24,203
      4.78%, Due 1/28/2008 # ..................................         72,628        72,368
   Long Lane Master Trust IV,
      4.97%, Due 1/22/2008 # ..................................        120,000       119,659
      4.78%, Due 1/24/2008 # ..................................         27,000        26,918
      5.60%, Due 1/25/2008 # ..................................        110,787       110,402
      4.78%, Due 1/28/2008 # ..................................         10,297        10,260

                             See accompanying notes

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                       PAR
                                                                     AMOUNT         VALUE
                                                                  ------------   -----------
                                                                    (DOLLARS IN THOUSANDS)
   Societe Generate NA, Inc., 4.745%, Due 1/29/2008 ...........   $    100,000   $    99,631
   Three Rivers Funding Corp., 5.00%, Due 1/2/2008 # ..........        450,000       449,937
   Toyota Motor Credit Corp., 4.76%, Due 2/22/2008 ............        200,000       198,625
   UBS Finance Delaware LLC, 4.77%, Due 1/24/2008 .............         53,500        53,337
   Variable Funding Capital Corp.,
      5.35%, Due 1/17/2008 # ..................................         17,606        17,564
      5.35%, Due 1/18/2008 # ..................................         50,000        49,874
                                                                                 -----------
   TOTAL COMMERCIAL PAPER .....................................                    2,424,597
                                                                                 -----------
TIME DEPOSITS - 3.03%
   Danske Bank, 5.00%, Due 1/2/2008 ...........................        400,000       400,000
                                                                                 -----------

                                                                     SHARES
                                                                  ------------
SHORT TERM INVESTMENTS - 9.64%
   BlackRock Temp Fund ........................................    630,638,084       630,638
   Dreyfus Institutional Cash Advantage Fund ..................    640,000,000       640,000
                                                                                 -----------
   TOTAL SHORT TERM INVESTMENTS ...............................                    1,270,638
                                                                                 -----------

                                                                       PAR
                                                                     AMOUNT
                                                                  ------------
REPURCHASE AGREEMENTS - 19.42%
   Bank of America, NA, 4.68%, Due 1 /2/2008 (Held at Bank of
      New York, Collateralized by Mortgage Loan Obligations
      valued at $577,800, 2/23/2036) ..........................   $    540,000       540,000
   Barclays Bank plc, 4.65%, Due 1/2/2008 (Held at Bank of
      New York, Collateralized by Equity Securities valued at
      $619,500, 1/1/2049) .....................................        590,000       590,000
   Citigroup, Inc., 4.68%, Due 1/2/2008 (Held at Chase NYC,
      Collateralized by Mortgage Loan Obligations valued at
      $433,771, 2/28/2037 - 11/29/2037) .......................        390,000       390,000
   Deutsche Bank Securities, Inc., 4.68%, Due 1/2/2008 (Held at
      Bank of New York, Collateralized by Equity Securities
      valued at $325,500, 1/1/2049) ...........................        310,000       310,000
   Goldman Sachs Group, Inc., 4.75%, Due 1 /2/2008 (Held at
      Bank of New York, Collateralized by Mortgage Loan
      Obligations valued at $144,200, 1/1/2010 - 1/1/2020) ....        140,000       140,000
   Lehman Brothers, Inc., 4.70%, Due 1 /2/2008 (Held at Chase
      NYC, Collateralized by Corporate Obligations valued at
      $55,611, 5.125% - 6.75%, 9/13/2016 - 7/15/2027 and U.S.
      Government Agency Obligations valued at $546,108, 5.5% -
      6.5%, 11/1/2036 -9/1/2037) ..............................        590,000       590,000
                                                                                 -----------
   TOTAL REPURCHASE AGREEMENTS ................................                    2,560,000
                                                                                 -----------
TOTAL INVESTMENTS - 99.63% (COST $13,135,103) .................                  $13,135,103
OTHER ASSETS, NET OF LIABILITIES - 0.37% ......................                       48,896
                                                                                 -----------
TOTAL NET ASSETS - 100.00% ....................................                  $13,183,999
                                                                                 ===========

                             See accompanying notes

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,173,315 or 24.07% of net assets. The Fund has no right to demand registration of these securities.

                             See accompanying notes

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                       PAR
                                                                     AMOUNT         VALUE
                                                                  ------------   -----------
                                                                    (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 18.88%
FEDERAL HOME LOAN BANK - 8.84%
      4.56%, Due 3/17/2008 ....................................   $      7,500   $     7,428
      4.27%, Due 3/26/2008 ....................................         20,000        19,798
      4.775%, Due 8/15/2008 ++ ................................         35,000        35,014
      4.841%, Due 9/17/2008 ++ ................................         25,000        24,992
      5.074%, Due 1/5/2009 ++ .................................         35,000        34,998
                                                                                 -----------
                                                                                     122,230
                                                                                 -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.94%
      4.25%, Due 1/28/2008 ....................................         29,000        28,907
      4.29%, Due 3/24/2008 ....................................         18,382        18,200
      4.55%, Due 4/7/2008 .....................................         10,072         9,948
      4.767%, Due 2/11/2009 ++ ................................         25,000        24,994
                                                                                 -----------
                                                                                      82,049
                                                                                 -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.10%
      4.45%, Due 2/6/2008 .....................................         17,736        17,657
      4.27%, Due 3/19/2008 ....................................         15,085        14,946
      4.28%, Due 3/26/2008 ....................................         20,044        19,842
      4.47%, Due 4/9/2008 .....................................          4,199         4,147
                                                                                 -----------
                                                                                      56,592
                                                                                 -----------
   TOTAL U.S. AGENCY OBLIGATIONS ..............................                      260,871
                                                                                 -----------
REPURCHASE AGREEMENTS - 81.06%
   Banc of America Securities LLC, 4.62%, Due 1/2/2008 (Held at
      Bank New York, Collateralized by U.S. Government Agency
      Obligations valued at $408,000, 5.0%, 6/1/2035) .........        400,000       400,000
   Barclays Capital, Inc., 4.65%, Due 1/2/2008 (Held at Bank of
      New York, Collateralized by U.S. Government Agency
      Obligations valued at $306,000, 4.5% - 6.0%, 1/1/2018 -
      5/1/2047) ...............................................        300,000       300,000
   Goldman Sachs, 4.75%, Due 1/2/2008 (Held at Bank of New
      York, Collateralized by U.S. Government Agency
      Obligations valued at $428,682, 4.5% - 7.0%, 7/1/2010 -
      12/1/2037) ..............................................        420,276       420,276
                                                                                 -----------
   TOTAL REPURCHASE AGREEMENTS ................................                    1,120,276
                                                                                 -----------
TOTAL INVESTMENTS - 99.94% (COST $1,381,147) ..................                  $ 1,381,147
OTHER ASSETS, NET OF LIABILITIES - 0.06% ......................                          837
                                                                                 -----------
TOTAL NET ASSETS - 100.00% ....................................                  $ 1,381,984
                                                                                 ===========

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007 (IN THOUSANDS)

                                                                                             U.S. GOVERNMENT
                                                                              MONEY MARKET     MONEY MARKET
                                                                              ------------   ---------------
ASSETS:
   Investment in securities at value (cost - $10,575,103 and $260,871,
   respectively)...........................................................    $10,575,103      $  260,871
   Repurchase agreement (cost - $2,560,000 and $1,120,276, respectively)...      2,560,000       1,120,276
   Dividends and interest receivable.......................................         50,408           1,008
   Prepaid expenses........................................................              8              --
                                                                               -----------      ----------
      TOTAL ASSETS.........................................................     13,185,519       1,382,155
                                                                               -----------      ----------
LIABILITIES:
   Management and investment advisory fees payable (Note 2)................          1,302             107
   Other liabilities.......................................................            218              64
                                                                               -----------      ----------
      TOTAL LIABILITIES....................................................          1,520             171
                                                                               -----------      ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS...................    $13,183,999      $1,381,984
                                                                               ===========      ==========

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007 (IN THOUSANDS)

                                                                         U.S. Government
                                                          Money Market     Money Market
                                                          ------------   ---------------
INVESTMENT INCOME:
   Interest income.....................................     $841,750         $48,251
                                                            --------         -------
      TOTAL INVESTMENT INCOME..........................      841,750          48,251
                                                            --------         -------
EXPENSES:
   Management and investment advisory fees (Note 2)....       15,926             947
   Custodian fees......................................          443              27
   Professional fees...................................          177              43
   Other expenses......................................          381              31
                                                            --------         -------
      TOTAL EXPENSES...................................       16,927           1,048
                                                            --------         -------
NET INVESTMENT INCOME..................................      824,823          47,203
                                                            --------         -------
REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments....................          127               3
                                                            --------         -------
      NET GAIN ON INVESTMENTS..........................          127               3
                                                            --------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...     $824,950         $47,206
                                                            ========         =======

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                      U.S. GOVERNMENT
                                                          MONEY MARKET                  MONEY MARKET
                                                     Year Ended December 31,      Year Ended December 31,
                                                  ----------------------------   -------------------------
                                                      2007            2006           2007          2006
                                                  ------------   -------------   -----------   -----------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income.......................   $    824,823   $     530,893   $    47,203   $    17,197
   Net realized gain on investments............            127              12             3             1
                                                  ------------   -------------   -----------   -----------
      TOTAL INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS.......................        824,950         530,905        47,206        17,198
                                                  ------------   -------------   -----------   -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL
INTERESTS:
   Contributions...............................     35,059,358     131,682,048     5,041,893     3,002,184
   Withdrawals.................................    (35,428,478)   (126,270,825)   (4,270,511)   (2,695,546)
                                                  ------------   -------------   -----------   -----------
      NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM TRANSACTIONS IN
         INVESTORS' BENEFICIAL INTERESTS.......       (369,120)      5,411,223       771,382       306,638
                                                  ------------   -------------   -----------   -----------
      NET INCREASE IN NET ASSETS...............        455,830       5,942,128       818,588       323,836
                                                  ------------   -------------   -----------   -----------
NET ASSETS:
   Beginning of period.........................     12,728,169       6,786,041       563,396       239,560
                                                  ------------   -------------   -----------   -----------
   END OF PERIOD...............................   $ 13,183,999   $  12,728,169   $ 1,381,984   $   563,396
                                                  ============   =============   ===========   ===========

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
FINANCIAL HIGHLIGHTS

                                                          Money Market
                                                     Year Ended December 31,
                                                --------------------------------
                                                2007   2006   2005   2004   2003
                                                ----   ----   ----   ----   ----
Total return.................................   5.33%  5.09%  3.25%  1.34%  1.13%
Ratios to average net assets (annualized):...
   Expenses..................................   0.11%  0.11%  0.11%  0.11%  0.11%
   Net investment income.....................   5.19%  5.03%  3.20%  1.30%  1.14%

                                                  U.S. Government Money Market
                                                     Year Ended December 31,
                                                --------------------------------
                                                2007   2006   2005   2004   2003
                                                ----   ----   ----   ----   ----
Total return.................................   5.18%  5.04%  3.19%  1.30%  1.11%
Ratios to average net assets (annualized):...
   Expenses..................................   0.11%  0.12%  0.12%  0.11%  0.12%
   Net investment income.....................   4.98%  4.97%  3.15%  1.30%  1.13%

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Master Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the American Beacon Master Money Market Portfolio and American Beacon Master U.S. Government Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The objective of each Portfolio is current income, liquidity and the maintenance of a stable price of $1.00 per share. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

          American Beacon Advisors, Inc. (the "Manager") is a wholly owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

          The following is a summary of the significant accounting policies followed by the Portfolios.

Security Valuation

          Securities of the Portfolios are valued at amortized cost, which approximates fair value. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Portfolios, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Trust's Board of Trustees (the "Board") believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Federal Income Taxes

          The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

Repurchase Agreements

          Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by government securities for the Portfolios. Additionally, repurchase agreements in the Money Market Portfolio may be collateralized by non-government securities. All collateral is valued at cost, which approximates market value and is held at the custodian bank. The collateral is monitored daily by the Manager so that the collateral's market value exceeds the carrying value of the repurchase agreement plus accrued interest.

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolios file tax returns with the U.S. Internal Revenue Service. Generally, the tax authorities can examine all tax returns filed for the last three years. The Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations. The Portfolios adopted the provisions of FIN 48 effective January 1, 2007. Tax positions taken by the Portfolios have been deemed to meet the more likely than not threshold, and therefore there have been no adjustments to the Portfolios' net asset value per share.

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. The Manager serves as the sole investment advisor to each of the Portfolios. As compensation for performing

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

the duties required under the Management Agreement, the Manager receives from the Portfolios 0.10% of the average daily net assets of each of the Portfolios.

Interfund Lending Program

          Pursuant to an exemptive order by the Securities and Exchange Commission, the Portfolios, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Money Market Portfolio to lend money to other participating series managed by the Manager. For the year ended December 31, 2007, the Money Market Portfolio earned $8,708 under the credit facility. This amount is included in interest income on the financial statements.

AMERICAN BEACON FUNDS
PRIVACY POLICY & FEDERAL TAX INFORMATION
DECEMBER 31, 2007 (UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

               - information we receive from you on applications or other forms;

               - information about your transactions with us or our service providers; and

               -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

          We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

          The distributions to shareholders during the tax year ended December 31, 2007 include short-term capital gains of $9,550 and $24 for the Money Market Fund and U.S. Government Money Market Fund, respectively.

          We are required by Internal Revenue Code to advise you within 60 days of the Funds' fiscal year end as to the federal tax status of dividends paid by the Funds during its fiscal year ended December 31, 2007. For purposes of preparing your annual federal income tax returns, you should report the amounts reflected on your Form 1099-DIV, Box 1a. Of the ordinary dividends paid, the percentage of income exempt from federal income taxes is 0% for both the Money Market Fund and the U.S. Government Money Market Fund.

          Of the ordinary dividends paid to shareholders of the U.S. Government Money Market Fund during the tax year ended December 31, 2007, 8.1% were derived from U.S. Treasury Obligations.

          Pursuant to Section 852 of the Internal Revenue Code, the Money Market Fund designated $621 as long-term capital gain dividends for the taxable year ended December 31, 2007.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                               POSITION, TERM OF
                               OFFICE AND LENGTH
                                 OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------        ---------------------   ---------------------------------------------------------
INTERESTED TRUSTEES

                                     Term
                               Lifetime of Trust
                                until removal,
                                resignation or
                                  retirement*

Douglas G. Herring** (50)      Trustee since 2006    President (2006-Present) and CEO (2008-Present), American
                                 Executive Vice      Beacon Advisors, Inc.; Vice President and Controller,
                                 President from      American Airlines, Inc. (1998-2006); Chairman
                                  2006 to 2007       (2003-Present) and Director (1995-Present), American
                              President since 2007   Airlines Federal Credit Union; Trustee, American Beacon
                                                     Mileage Funds (2006-Present); Trustee, American Beacon
                                                     Select Funds (2006-Present); Trustee, American Beacon
                                                     Master Trust (2006-Present); Director, American Beacon
                                                     Global Funds SPC (2007-Present); Director, American
                                                     Beacon Global Funds plc (2007-Present).

William F. Quinn** (59)             Trustee          Chairman (2006-Present), CEO (2006-2007), President
                                   since 1987        (1986-2006), and Director (2003-Present), American Beacon
                                 President from      Advisors, Inc.; Chairman (1989-2003) and Director
                                  1987 to 2007       (1979-1989, 2003-Present), American Airlines Federal
                                 Executive Vice      Credit Union; Director, Hicks Acquisition I, Inc.
                                   President         (2007-Present); Director, Crescent Real Estate Equities,
                                   since 2007        Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC
                                                     (investment advisor) (2001-2006); Director of Investment
                                                     Committee, Southern Methodist University Endowment Fund
                                                     (1996-Present); Member, Southern Methodist University Cox
                                                     School of Business Advisory Board (1999-2002); Member,
                                                     New York Stock Exchange Pension Manager Committee
                                                     (1997-1998, 2000-2002, 2006-Present); Chairman
                                                     (2007-Present) and Vice Chairman (2004-2007), Committee
                                                     for the Investment of Employee Benefits; Director, United
                                                     Way of Metropolitan Tarrant County (1988-2000,
                                                     2004-Present); Trustee, American Beacon Mileage Funds
                                                     (1995-Present); Trustee, American Beacon Select Funds
                                                     (1999-Present); Trustee, American Beacon Master Trust
                                                     (1995-Present); Director, American Beacon Global Funds
                                                     SPC (2002-Present); Director, American Beacon Global
                                                     Funds plc (2007-Present).

Alan D. Feld** (71)            Trustee since 1996    Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law
                                                     firm) (1960-Present); Director, Clear Channel
                                                     Communications (1984-Present); Trustee, CenterPoint
                                                     Properties (1994-2006); Member Board of Trustees,
                                                     Southern Methodist University; Member, Board of Visitors,
                                                     The University of Texas M.D. Anderson Cancer Center;
                                                     Member, Board of Visitors, Zale Lipshy Hospital; Trustee,
                                                     American Beacon Mileage Funds (1996-Present); Trustee,
                                                     American Beacon Select Funds (1999-Present); Trustee,
                                                     American Beacon Master Trust (1996-Present).

NON-INTERESTED TRUSTEES               Term
                               Lifetime of Trust
                                 until removal,
                                 resignation or
                                  retirement*

W. Humphrey Bogart (63)        Trustee since 2004    Consultant, New River Canada Ltd. (mutual fund servicing
                                                     company) (1998-2003); Board Member, Baylor University
                                                     Medical Center Foundation (1992-2004); President and CEO,
                                                     Allmerica Trust Company, NA (1996-1997); President and
                                                     CEO, Fidelity Investments Southwest Company (1983-1995);
                                                     Senior Vice President of Regional Centers, Fidelity
                                                     Investments (1988-1995); Trustee, American Beacon Mileage
                                                     Funds (2004-Present); Trustee, American Beacon Select
                                                     Funds (2004-Present); Trustee, American Beacon Master
                                                     Trust (2004-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                               POSITION, TERM OF
                               OFFICE AND LENGTH
                                 OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------        ---------------------   ---------------------------------------------------------
NON-INTERESTED TRUSTEES
(CONT.)

Brenda A. Cline (47)           Trustee since 2004    Executive Vice President, Chief Financial Officer,
                                                     Treasurer and Secretary, Kimbell Art Foundation
                                                     (1993-Present); Trustee, Texas Christian University
                                                     (1998-Present); Trustee, W.I. Cook Foundation, Inc.
                                                     (d/b/a Cook Children's Health Foundation) (2001-2006);
                                                     Director, Christian Church Foundation (1999-2007);
                                                     Trustee, American Beacon Mileage Funds (2004-Present);
                                                     Trustee, American Beacon Select Funds (2004-Present);
                                                     Trustee, American Beacon Master Trust (2004-Present).

Richard A. Massman (64)        Trustee since 2004    Senior Vice President and General Counsel, Hunt
                                                     Consolidated, Inc. (holding company engaged in oil and
                                                     gas exploration and production, refining, real estate,
                                                     farming, ranching, and venture capital activities)
                                                     (1994-Present); Trustee, American Beacon Mileage Funds
                                                     (2004-Present); Trustee, American Beacon Select Funds
                                                     (2004-Present); Trustee, American Beacon Master Trust
                                                     (2004-Present).

Stephen D. O'Sullivan (72)     Trustee since 1987    Consultant (1994-Present); Trustee, American Beacon
                                                     Mileage Funds (1995-Present); Trustee, American Beacon
                                                     Select Funds (1999-Present); Trustee, American Beacon
                                                     Master Trust (1995-Present).

R. Gerald Turner (62)          Trustee since 2001    President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                             Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                             Company, Inc. (1996-Present); Director, California
Dallas, Texas 75275                                  Federal Preferred Capital Corp. (2001-2003); Director,
                                                     Kronus Worldwide Inc. (chemical manufacturing)
                                                     (2003-Present); Director, First Broadcasting Investment
                                                     Partners, LLC (2003-2007); Member, Salvation Army of
                                                     Dallas Board of Directors; Member, Methodist Hospital
                                                     Advisory Board; Co-Chair, Knight Commission on
                                                     Intercollegiate Athletics; Trustee, American Beacon
                                                     Mileage Funds (2001-Present); Trustee, American Beacon
                                                     Select Funds (2001-Present); Trustee, American Beacon
                                                     Master Trust (2001-Present).

Kneeland Youngblood (52)       Trustee since 1996    Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court               Chairman since      equity firm) (1998-Present); Director, Energy Future
Suite 1740                            2005           Holdings Corp. (2007-Present); Director, Burger King
Dallas, Texas 75201                                  Corporation (2004-Present); Director, Gap, Inc.
                                                     (2006-Present); Trustee, City of Dallas, Texas Employee
                                                     Retirement Fund (2004-Present); Director, Starwood Hotels
                                                     and Resorts (2001-Present); Member, Council on Foreign
                                                     Relations (1995-Present); Trustee, St. Mark's School of
                                                     Texas (2002-Present); Trustee, American Beacon Mileage
                                                     Funds (1996- Present); Trustee, American Beacon Select
                                                     Funds (1999-Present); Trustee, American Beacon Master
                                                     Trust (1996-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                               POSITION, TERM OF
                               OFFICE AND LENGTH
                                 OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------        ---------------------   ---------------------------------------------------------
OFFICERS

                                      Term
                                    One Year

Rosemary K. Behan (48)         VP, Secretary and     Vice President, Legal and Compliance, American Beacon
                                  Chief Legal        Advisors, Inc. (2006-Present); Assistant General Counsel,
                               Officer since 2006    First Command Financial Planning, Inc. (2004-2006);
                                                     Enforcement Attorney (1995-2004), Securities and Exchange
                                                     Commission.

Brian E. Brett (47)              VP since 2004       Vice President, Director of Sales and Marketing, American
                                                     Beacon Advisors, Inc. (2004-Present); Regional Vice
                                                     President, Neuberger Berman, LLC (investment advisor)
                                                     (1996-2004).

Wyatt Crumpler (41)              VP since 2007       Vice President, Trust Investments, American Beacon
                                                     Advisors, Inc. (2007-Present); Managing Director of
                                                     Corporate Accounting (2004-2007), Director of IT Strategy
                                                     and Finance (2002-2004), American Airlines, Inc.

Michael W. Fields (53)           VP since 1989       Vice President, Fixed Income Investments, American Beacon
                                                     Advisors, Inc. (1988-Present); Director, American Beacon
                                                     Global Funds SPC (2002-Present); Director, American
                                                     Beacon Global Funds plc (2007-Present).

Rebecca L. Harris (41)        Treasurer since 1995   Vice President, Finance, American Beacon Advisors, Inc.
                                                     (1995-Present).

Christina E. Sears (36)         Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                               Officer since 2004    (2004-Present); Senior Compliance Analyst, American
                              and Asst. Secretary    Beacon Advisors, Inc. (1998-2004).
                                   since 1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors. Mr. Herring is President and CEO of the Manager.

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                                       40

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENT

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request. If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

              (GRAPHIC)                                 (GRAPHIC)
              BY E-MAIL:                            ON THE INTERNET:
american_beacon.funds@ambeacon.com                Visit our website at
                                               www.americanbeaconfunds.com


              (GRAPHIC)                                 (GRAPHIC)
             BY TELEPHONE:                              BY MAIL:
         Institutional Class                     American Beacon Funds
         Call (800) 658-5811                 4151 Amon Carter Blvd., MD 2450
           PlanAhead Class                        Fort Worth, TX 76155
         Call (800) 388-3344

 AVAILABILITY OF QUARTERLY PORTFOLIO     AVAILABILITY OF PROXY VOTING POLICY AND
              SCHEDULES                                  RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN
STATE STREET BANK AND TRUST
Boston, Massachusetts

TRANSFER AGENT
BOSTON FINANCIAL DATA SERVICES
Kansas City, Missouri

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
Dallas, Texas

DISTRIBUTOR
FORESIDE FUND SERVICES
Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. PlanAhead Class is a registered service mark of American Beacon Advisors, Inc. American Beacon Money Market Fund and American Beacon U.S. Government Money Market Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 12/07
                                                                          541497

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Brenda Cline, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Ms. Cline is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $0              10/31/2006
  $73,177         12/31/2006
  $0              10/31/2007
  $58,964         12/31/2007

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
      $0                 10/31/2006
      $0                 12/31/2006
      $0                 10/31/2007
      $0                 12/31/2007

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $0             10/31/2006
 $0             12/31/2006
 $0             10/31/2007
 $8,500         12/31/2007

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               10/31/2006
     $0               12/31/2006
     $0               10/31/2007
     $0               12/31/2007

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $0           $0                   N/A                       10/31/2006
  $0           $0                   N/A                       12/31/2006
  $0           $0                   N/A                       10/31/2007
  $8,500       $0                   N/A                       12/31/2007

(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for the Money Market Portfolio, the Municipal Money Market Portfolio and the U.S. Government Money Market Portfolio of the American Beacon Master Trust are included in the American Beacon Funds shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Master Trust

By /s/ Douglas G. Herring
   --------------------
   Douglas G. Herring
   President

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Douglas G. Herring
   --------------------
   Douglas G. Herring
   President

Date: March 7, 2008


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: March 7, 2008